 Item 26h.xvi.c

AMENDMENT No. 3
TO
PARTICIPATION AGREEMENT

Amendment No. 3 dated as of July 1, 2010 to the Participation Agreement (the “Agreement”), dated as of May 1, 2007, between TRANSAMERICA LIFE INSURANCE COMPANY; TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY; MONUMENTAL LIFE INSURANCE COMPANY (each as the “Insurance Company”), on its own behalf and on behalf of its separate accounts; COLUMBIA FUNDS VARIABLE INSURANCE TRUST (the “Fund”); COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC (formerly known as RiverSource Investments, LLC), (the “Adviser”), as assignee of Columbia Management Advisors, LLC; and COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC. .(formerly known as RiverSource Fund Distributors, Inc.) (the “Distributor”), as assignee of Columbia Management Distributors, Inc.

WHEREAS, the Insurance Company, the Fund, the Advisor  and Distributor heretofore entered into a Participation Agreement dated May 1, 2007, with regard to separate accounts established for variable life insurance and/or variable annuity contracts offered by the Insurance Company; and

WHEREAS, the Insurance Company, the Fund, Adviser, and Distributor desire to amend Schedule A to the Agreement in accordance with the terms of the Agreement.

NOW THEREFORE, in consideration of past and prospective business relations, the parties hereby amend the Agreement as follows:

1.           Schedule A to the Agreement is deleted in its entirety and replaced with the attached amended Schedule A.

2.           All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Signature Page to Follow

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative effective as of the date specified above.

TRANSAMERICA LIFE INSURANCE                                               TRANSAMERICA FINANCIAL
COMPANY                                                                        LIFE INSURANCE COMPANY

By: /s/ Steven R. Shepard                                                      By:  /s/ Steven R. Shepard

Name:  Steven R. Shepard                                                                     Name: Steven R. Shepard

Title:   Vice President                                                                             Title:   Vice President

MONUMENTAL LIFE INSURANCE                                                COLUMBIA FUNDS VARIABLE INSURANCE TRUST
COMPANY

By:  /s/ Steven R. Shepard                                                                  By:  /s/ Steven t. Welsh

Name:  Steven R. Shepard                                                                    Nme: Stephen T. Welsh

Title:   Vice President                                                                             Title:   Vice President

COLUMBIA MANAGEMENT                                                             COLUMBIA MANAGEMENT
INVESTMENT DISTRIBUTORS, INC.                                                INVESTMENT ADVISERS, LLC

By:           /s/ Beth Brown                                                        By:      /s/ Beth Brown

Name: Beth Brown                                                                                   Name: Beth Brown

Title:   Managing Director                                                                       Title:   Managing Director

AMENDED SCHEDULE A

CONTRACTS/DESIGNATED PORTFOLIOS

Insurance Company Contracts	Portfolios
Transamerica Life Insurance Company

• Separate Account VA P, under the marketing names “Transamerica Opportunity Builder” and “Transamerica Traditions”

• Separate Account VA L, under the name “Transamerica Preferred Advantage Variable Annuity”

• Separate Account VA S, under the name the marketing name “Huntington Allstar Select”

• Separate Account VA K, under the marketing name “Retirement Income Builder IV”

• Separate Account VA F, under the name “Premier Asset Builder Variable Annuity”

• PFL Corporate Account One, under the marketing names “Advantage V” and “Advantage VI”

• Separate Account VA-5 under the marketing name “Distinct AssetSM Variable Annuity”

       • Transamerica Corporate Account Sixteen under the
        marketing name “Advantage X”

Columbia Funds Variable Insurance Trust – Class A

• Columbia Mid Cap Value Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series

• Columbia Mid Cap Value Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series

• Columbia Small Cap Value Fund, Variable Series
• Columbia Strategic Income Fund, Variable Series

• Columbia Asset Allocation Fund, Variable Series
• Columbia Large Cap Value Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series

• Columbia Mid Cap Value Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series
• Columbia Strategic Income Fund, Variable Series

• Columbia Asset Allocation Fund, Variable Series
• Columbia Federal Securities Fund, Variable Series
• Columbia International Fund, Variable Series
• Columbia Large Cap Growth Fund, Variable Series
• Columbia Large Cap Value Fund, Variable Series
• Columbia Mid Cap Value, Variable Series
• Columbia S&P 500 Index Fund, Variable Series
• Columbia Select Large Cap Growth Fund, Variable Series
• Columbia Select Opportunities Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series
• Columbia Strategic Income Fund, Variable Series
• Columbia Value and Restructuring Fund, Variable Series

• Columbia Small Company Growth Fund, Variable Series

• Columbia Asset Allocation Fund, Variable Series
• Columbia Federal Securities Fund, Variable Series
• Columbia International Fund, Variable Series
• Columbia Large Cap Growth Fund, Variable Series
• Columbia Large Cap Value Fund, Variable Series
• Columbia Mid Cap Value, Variable Series
• Columbia S&P 500 Index Fund, Variable Series
• Columbia Select Large Cap Growth Fund, Variable Series

S:\fundcomp\REORGANIZATION\Agreements\Participation Agreements\Columbia\Columbia VIT TLIC TFLIC Monumental Amend 3 PA - 7-1-10 - Final.doc

Insurance Company Contracts	Portfolios

Transamerica Life Insurance Company
(Continued)
• Transamerica Corporate Account Sixteen under the
        marketing name “Advantage X”

• Transamerica Separate Account R3 under the
        marketing name “Advantage R3”

Columbia Funds Variable Insurance Trust – Class A

• Columbia Select Opportunities Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series
• Columbia Strategic Income Fund, Variable Series
• Columbia Value and Restructuring Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series

• Columbia Asset Allocation Fund, Variable Series
• Columbia Federal Securities Fund, Variable Series
• Columbia International Fund, Variable Series
• Columbia Large Cap Growth Fund, Variable Series
• Columbia Large Cap Value Fund, Variable Series
• Columbia Mid Cap Value, Variable Series
• Columbia S&P 500 Index Fund, Variable Series
• Columbia Select Large Cap Growth Fund, Variable Series
• Columbia Select Opportunities Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series
• Columbia Strategic Income Fund, Variable Series
• Columbia Value and Restructuring Fund, Variable Series
• Columbia Small Company Growth Fund, Variable Series

Monumental Life insurance Company • Separate Account VA CC, under the names “Advisor’s Edge® Variable Annuity” and Advisor’s Edge Select® Variable Annuity	Columbia Variable Insurance Trust – Class A Shares • Columbia Small Company Growth Fund, Variable Series
Transamerica Financial Life Insurance Company

• Separate Account VA-5NLNY, under the marketing name “Distinct AssetSM Variable Annuity

• TFLIC Separate Account VNY under the name “Advisor’s Edge® NY Variable Annuity”

• TFLIC Separate Account C under the name “Advisor’s Edge Variable Annuity”

Columbia Funds Variable Insurance Trust – Class A Shares

• Columbia Small Company Growth Fund, Variable Series

• Columbia Small Company Growth Fund, Variable Series

• Columbia Small Company Growth Fund, Variable Series